UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2022

Cable One, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive Phoenix, Arizona 85012
(Address of Principal Executive Offices and Zip Code)

602-364-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2022, the Board of Directors (the “Board”) of Cable One, Inc., a Delaware corporation (the “Company”), approved an amendment and restatement of the Company’s By-laws (the “Amended and Restated By-laws”), which became effective the same day.

The Amended and Restated By-laws include certain amendments made in response to the effectiveness of Securities and Exchange Commission rules related to the use of “universal” proxy cards in order to update the procedural mechanics and disclosure requirements relating to director nominations made by stockholders (other than nominations made pursuant to the proxy access provisions of the Amended and Restated Bylaws) in connection with annual and special meetings of stockholders, including, among other things, by:

●
requiring that any stockholder submitting a nomination provide the Company with reasonable documentary evidence at least five days prior to the meeting that the representations with respect to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., federal proxy rules regarding the use of “universal” proxy cards in contested director elections) required to be set forth in such stockholder’s nomination notice have been complied with;

●	requiring that any stockholder soliciting proxies in accordance with the representations of Rule 14a-19 under the Exchange Act notify the Company of any change in such intent within two business days;

●	limiting the number of nominees a stockholder may nominate for election at a meeting of stockholders to the number of directors to be elected at such meeting; and

●	in the event proxies for disqualified or withdrawn nominees for the Board are received, clarifying that such votes are treated as abstentions.

The Amended and Restated By-laws also incorporate various other updates and technical, clarifying and conforming changes. The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-laws of Cable One, Inc., effective as of November 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: November 21, 2022